UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 16, 2007

COCA-COLA ENTERPRISES INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	01-09300 (Commission File No.)	58-0503352 (IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)

(770) 989-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On July 16, 2007, we, Coca-Cola Bottling Company, The Coca-Cola Company, and Coca-Cola Ltd. agreed to amend the cold drink equipment purchase partnership programs currently in effect for the United States and Canada.

Coca-Cola Bottling Company is our bottler in Canada.  The Coca-Cola Company and its affiliated company, Coca-Cola Ltd., are the respective licensors of our bottlers in the United States and Canada.

The amendment (i) eliminates the average minimum gross profit requirement for energy coolers and instead includes energy coolers in the average minimum volume requirement; (ii) eliminates the alternative credit previously established for energy coolers; and (iii) updates the purchase plan requirements.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC. (Registrant)

Date: July 18, 2007	By: /S/ JOHN J. CULHANE John J. Culhane Executive Vice President and General Counsel